UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                 August 3, 2004




                               CHEMED CORPORATION
             (Exact name of registrant as specified in its charter)




       Delaware                      1-8351                      31-0791746
   (State or other          (Commission File Number)          (I.R.S. Employer
   jurisdiction of                                             Identification
    incorporation)                                                 Number)



    2600 Chemed Center,  255 East 5th Street,  Cincinnati, OH 45202
    (Address of principal executive offices)              (Zip Code)



               Registrant's telephone number, including area code:
                                 (513) 762-6900





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Item  7.   Financial Statements, Pro Forma Financial Information and Exhibits

           c)    Exhibits

                 (99.1) Registrant's press release dated August 3, 2004.

                 (99.2) Registrant's earnings report dated August 3, 2004.


Item 12.   Results of Operations and Financial Condition

           On August 3, 2004, Chemed Corporation issued a press release announcing its financial results for the second quarter ended June 30, 2004. A copy of the release is furnished herewith as Exhibit 99.1.

           A copy of the registrant's earnings report for the second quarter ended June 30, 2004 is filed herewith as Exhibit 99.2.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                               CHEMED CORPORATION


Dated: August 3, 2004                          By: /s/ Arthur V. Tucker, Jr.
                                                   -----------------------------
                                                   Arthur V. Tucker, Jr.
                                                   Vice President and Controller





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